Exhibit 99.1

First M&F Corp. Investor Information

CONTACT:	John G. Copeland EVP & Chief Financial Officer (662) 289-8594

October 20, 2011

FOR IMMEDIATE RELEASE

Steady Margin Improvement bolsters First M&F Core Earnings.

KOSCIUSKO, Miss. - First M&F Corp. (NASDAQ: FMFC) reported today a net profit for the quarter ended September 30, 2011 of $1.330 million compared to $1.245 million at September 30, 2010.  Net income for the quarter allocated to common shareholders was $.878 million or $0.10 basic and diluted earnings per share, compared to September 30, 2010 common earnings of $13.565 million and $1.49 per share which included a gain on the exchange of preferred stock of $12.867 million.  Common net income for the quarter ended September 30, 2011 was $.883 million or $0.10 per share versus the year-ago quarter common net income of $.804 million excluding the gain on exchange, or $.09 basic and diluted earnings per share.  Second quarter of 2011 earnings allocated to common shareholders were $.661 million, or $.07 basic and diluted earnings per share.

Hugh Potts, Jr., Chairman and CEO commented, “The overall upward trend in net interest margin over the last year has provided a strong base for a continuing recovery of earnings which improves our capacity to remediate our credit issues.  In that vein, the foreclosure and acquisition and then disposition of Other Real Estate are essential ingredients in cleaning up after a real estate collapse and credit cycle such as we’ve seen since 2008.  We have made much progress in that area as reflected by improving credit metrics.”

Net Interest Income

Reported net interest income was up 7.57% compared to the third quarter of 2010, with the net interest margin increasing to 3.72% on a tax equivalent basis in the third quarter of 2011 as compared to 3.60% in the third quarter of 2010. The significant contributors to the increase in net interest margin year over year continues to be the improvement in spreads, primarily due to lower cost of funds supplemented by a trend downward in new nonaccrual loans. The net interest margin for the second quarter of 2011 was 3.75% as compared to 3.59% for the first quarter of 2011 and 3.57% for the fourth quarter of 2010.  Loan yields fell to 5.81% in the third quarter of 2011 from 5.90% in the third quarter of 2010. Loan yields decreased from the second quarter of 2011 to the third quarter as well as the Company strove to increase loan volumes in the face of tepid demand. Average loans were $1.035 billion for the third quarter of 2011 as compared to $1.053 billion for the second quarter of 2011 and $1.052 billion during the third quarter of 2010. Loans held for investment decreased by $29.6 million in the third quarter of 2011 and fell by $6.7 million in the second quarter.

Deposit costs decreased in the third quarter of 2011 from the second quarter of 2011 and from the third quarter of 2010, in response to the continuing low rate environment.  Deposit costs were 1.10% in the third quarter of 2011 as compared to 1.60% in the third quarter of 2010. Deposits fell by $40.6 million during the third quarter of 2011 consistent with historic seasonal fluctuations but have grown $62.0 million since the third quarter of 2010. Management plans to continue to focus on core deposit growth for 2011 to encourage relationship-driven deposits as a stable source of funding.

Loans held for investment as a percentage of assets were 64.0% at September 30, 2011 as compared to 67.7% at September 30, 2010 and 66.1% at December 31, 2010. Loans held for investment fell by 3.06% since the third quarter of 2010 while deposits grew by 4.69%.

Non-interest Income

Non-interest income, excluding securities transactions and impairment of investments, for the third quarter of 2011 improved by 3.77% compared to the third quarter of 2010, with deposit-related income up 3.50%.  Insurance agency commissions were flat quarter over quarter.

A major part of non-interest income is from deposit sources.  Deposit revenues for the quarter benefitted from an August, 2011 overdraft fee increase of $6.00 and also continue to be supported by debit card fee income, which was up 15.7% in the third quarter of 2011 compared to the third quarter of 2010, while overdraft fee income was virtually flat.

Non-interest Expenses

Non-interest expenses were up by 7.87% in the third quarter of 2011 as compared to the third quarter of 2010 largely due to higher foreclosed property expenses.  Mr. Potts commented, “We initiated a cost savings and efficiency project in the third quarter, Project McKinley, designed to position the bank to better deal with the continuing low-growth economy.  The initiative involves the closure or sale by year-end of six branches with commensurate staff reductions throughout the bank.  McKinley is an appropriate reflection of changes in customer delivery channel preferences as well as the general economic outlook.  The positive overhead effects will be seen in 2012.”

Credit Quality

Annualized net loan charge-offs as a percent of average loans for the third quarter of 2011 were 2.03% as compared to 0.19% for the same period in 2010.  Net charge-offs totaled $5.274 million for the quarter versus $.504 million a year ago and $.518 million in the second quarter of 2011.  Non-accrual and 90-day past due loans as a percent of total loans were 2.61% at the end of the third quarter of 2011 as compared to 3.61% at the end of the 2010 quarter. The allowance for loan losses as a percentage of loans held for investment was 1.59% at September 30, 2011 as compared to 1.92% at September 30, 2010. The provision for loan losses grew slightly to $2.580 million in the third quarter of 2011 from $2.280 million in the third quarter of 2010.  Mr. Potts commented, “Virtually every credit trend we measure is moving in a positive direction in spite of the sluggish economy.  Although net charge-offs are up versus the year ago quarter, year-to-date net charge-offs since 2009 continue to fall.”

Balance Sheet

Total assets at September 30, 2011 were $1.587 billion as compared to $1.604 billion at the end of 2010 and $1.547 billion at September 30, 2010. Total loans held for investment were $1.015 billion compared to $1.060 billion at the end of 2010 and $1.047 billion at September 30, 2010. Deposits were $1.384 billion compared to $1.375 billion at the end of 2010 and $1.322 billion at September 30, 2010. Total capital was $110.8 million or $10.23 in book value per common share at September 30, 2011.

In closing, Mr. Potts said, “Much of the business and retail community continues to mark time awaiting a positive shift in public policy toward a less restrictive, less expensive and more market accommodative business climate.  We are not, however, content to just “wait and see” what develops.  Our specialty lending niches, church and timber lending as well as our SBA credit program, recently named in the top five SBA lenders in Mississippi, are beginning to gain traction.  We believe they will bear fruit and add value during the coming periods.”

About First M&F Corporation

First M&F Corp., the parent of M&F Bank, is committed to proceed with its mission of making the mid-south better through the delivery of excellence in financial services to 33 communities in Mississippi, Alabama, Tennessee and Florida.

Caution Concerning Forward-Looking Statements

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in First M&F Corporation's filings with the Securities and Exchange Commission.

First M&F Corporation
Condensed Consolidated Statements of Condition (Unaudited)
(In thousands, except share data)
	September 30	December 31	September 30
	2011	2010	2010
Cash and due from banks	$42,545	$45,099	$36,232
Interest bearing bank balances	66,026	72,103	32,904
Federal funds sold	25,000	25,000	25,000
Securities available for sale (cost of
$301,274, $274,421 and $265,788)	307,167	276,929	272,467
Loans held for sale	11,676	6,242	3,893

Loans	1,014,966	1,060,146	1,047,013
Allowance for loan losses	16,111	16,025	20,077
Net loans	998,855	1,044,121	1,026,936

Bank premises and equipment	40,382	40,696	41,143
Accrued interest receivable	5,915	6,380	6,617
Other real estate	32,722	31,125	38,631
Other intangible assets	4,693	5,013	5,119
Other assets	51,886	51,256	57,693
Total assets	$1,586,867	$1,603,964	$1,546,635

Non-interest bearing deposits	$222,042	$212,199	$220,556
Interest bearing deposits	1,161,817	1,163,213	1,101,323
Total deposits	1,383,859	1,375,412	1,321,879

Federal funds and repurchase agreements	8,374	33,481	25,685
Other borrowings	44,315	50,416	50,141
Junior subordinated debt	30,928	30,928	30,928
Accrued interest payable	1,237	1,470	1,554
Other liabilities	7,374	5,192	7,691
Total liabilities	1,476,087	1,496,899	1,437,878

Preferred stock, 30,000 shares issued and outstanding	17,260	16,390	16,164
Common stock, 9,142,717, 9,106,803 and 9,097,522
shares issued & outstanding	45,714	45,534	45,488
Additional paid-in capital	31,917	31,883	31,893
Nonvested restricted stock awards	647	784	756
Retained earnings	14,016	12,225	12,050
Accumulated other comprehensive income	1,226	249	2,406
Total First M&F Corp equity	110,780	107,065	108,757
Noncontrolling interests in subsidiaries	-	-	-
Total equity	110,780	107,065	108,757
Total liabilities & equity	$1,586,867	$1,603,964	$1,546,635

First M&F Corporation and Subsidiary
Condensed Consolidated Statements of Income (Unaudited)
(In thousands, except share data)
	Three Months Ended September 30		Nine Months Ended September 30
	2011	2010	2011	2010
Interest and fees on loans	$15,063	$15,532	$45,719	$46,607
Interest on loans held for sale	53	46	121	170
Taxable investments	1,746	1,863	5,448	5,940
Tax exempt investments	318	374	934	1,196
Federal funds sold	16	17	47	67
Interest bearing bank balances	43	23	141	109
Total interest income	17,239	17,855	52,410	54,089

Interest on deposits	3,234	4,471	10,604	14,632
Interest on fed funds and repurchase agreements	8	15	30	49
Interest on other borrowings	479	576	1,512	2,488
Interest on subordinated debt	293	499	1,043	1,487
Total interest expense	4,014	5,561	13,189	18,656

Net interest income	13,225	12,294	39,221	35,433
Provision for possible loan losses	2,580	2,280	7,440	6,940
Net interest income after loan loss	10,645	10,014	31,781	28,493

Service charges on deposits	2,721	2,629	7,652	7,675
Mortgage banking income	524	330	1,203	1,142
Agency commission income	1,010	1,112	2,838	2,945
Fiduciary and brokerage income	146	141	431	406
Other income	558	567	1,969	2,084
Other-than-temporary impairment on securities, net of
$72, $29, $215 and $32 recognized in other
comprehensive income	(200)	(37)	(581)	(403)
Gains on AFS securities	460	4	2,150	1,716
Total noninterest income	5,219	4,746	15,662	15,565

Salaries and employee benefits	7,457	6,853	21,570	20,571
Net occupancy expense	992	1,023	2,932	2,969
Equipment expenses	476	554	1,392	1,859
Software and processing expenses	368	405	1,162	1,227
FDIC insurance assessments	545	808	1,896	2,493
Foreclosed property expenses	1,483	166	5,304	1,041
Intangible asset amortization and impairment	106	107	320	320
Other expenses	2,716	3,195	8,681	9,382
Total noninterest expense	14,143	13,111	43,257	39,862

Net income before taxes	1,721	1,649	4,186	4,196
Income tax expense	391	407	800	828
Net income	1,330	1,242	3,386	3,368
Net loss attributable to noncontrolling interests	-	(3)	-	(2)
Net income attributable to First M&F Corp	$1,330	$1,245	$3,386	$3,370

Earnings Per Common Share Calculations:
Net income attributable to First M&F Corp	$1,330	$1,245	$3,386	$3,370
Dividends and accretion on preferred stock	(447)	(441)	(1,319)	(1,317)
Gain on exchange of preferred stock (Note 1)	-	12,867	-	12,867
Net income applicable to common stock	883	13,671	2,067	14,920
Earnings attributable to participating securities	5	106	13	116
Net income allocated to common shareholders	$878	$13,565	$2,054	$14,804

Weighted average shares (basic)	9,133,481	9,087,769	9,120,370	9,075,554
Weighted average shares (diluted)	9,133,481	9,087,769	9,120,370	9,075,554
Basic earnings per share	$0.10	$1.49	$0.23	$1.63
Diluted earnings per share	$0.10	$1.49	$0.23	$1.63

First M&F Corporation
Financial Highlights
	YTD Ended	YTD Ended	YTD Ended	YTD Ended
	September 30	December 31	September 30	December 31
	2011	2010	2010	2009
Performance Ratios:
Return on assets (annualized)	0.28%	0.25%	0.28%	-3.63%
Return on equity (annualized) (a)	4.15%	3.74%	4.23%	-42.97%
Return on common equity (annualized) (a)	3.00%	2.87%	3.54%	-53.73%
Efficiency ratio (c)	77.85%	78.47%	76.86%	89.87%
Net interest margin (annualized, tax-equivalent)	3.69%	3.43%	3.38%	3.29%
Net charge-offs to average loans (annualized)	0.94%	1.65%	1.39%	4.50%
Nonaccrual loans to total loans	2.59%	3.11%	3.53%	4.17%
90 day accruing loans to total loans	0.02%	0.09%	0.08%	0.23%

	QTD Ended	QTD Ended	QTD Ended	QTD Ended
	September 30	June 30	March 31	December 31
	2011	2011	2011	2010
Per Common Share (diluted):
Net income	$0.10	$0.07	$0.06	$0.03
Cash dividends paid	0.01	0.01	0.01	0.01
Book value	10.23	10.20	9.98	9.96
Closing stock price	3.16	3.78	4.08	3.74

Loan Portfolio Composition: (in thousands)
Commercial, financial and agricultural	$143,133	$152,063	$137,620	$133,226
Non-residential real estate	603,904	621,546	642,372	646,731
Residential real estate	185,564	187,932	189,290	195,184
Home equity loans	38,320	38,891	38,622	40,305
Consumer loans	44,045	44,163	43,357	44,700
Total loans	$1,014,966	$1,044,595	$1,051,261	$1,060,146

Deposit Composition: (in thousands)
Noninterest-bearing deposits	$222,042	$243,626	$208,457	$212,199
NOW deposits	378,409	397,281	411,898	364,209
MMDA deposits	179,138	174,127	161,959	166,455
Savings deposits	118,814	117,830	116,714	114,769
Core certificates of deposit under $100,000	250,130	255,847	261,087	268,272
Core certificates of deposit $100,000 and over	216,655	217,540	222,617	234,500
Brokered certificates of deposit under $100,000	4,686	4,611	2,880	3,074
Brokered certificates of deposit $100,000 and over	13,985	13,637	14,464	11,934
Total deposits	$1,383,859	$1,424,499	$1,400,076	$1,375,412

Nonperforming Assets: (in thousands)
Nonaccrual loans	$26,622	$32,800	$37,407	$33,127
Other real estate	32,722	30,650	29,660	31,125
Investment securities	509	693	639	698
Total nonperforming assets	$59,853	$64,143	$67,706	$64,950
Accruing loans past due 90 days or more	$252	$784	$338	$951
Restructured loans (accruing)	$19,712	$22,988	$16,320	$18,052
Total nonaccrual loan to loans	2.59%	3.13%	3.55%	3.11%
Total nonperforming credit assets to loans and ORE	5.60%	5.89%	6.19%	5.85%
Total nonperforming assets to assets ratio	3.77%	3.95%	4.21%	4.05%

Allowance For Loan Loss Activity: (in thousands)
Beginning balance	$18,805	$17,043	$16,025	$20,077
Provision for loan loss	2,580	2,280	2,580	2,280
Charge-offs	(5,419)	(1,442)	(2,147)	(6,536)
Recoveries	145	924	585	204
Ending balance	$16,111	$18,805	$17,043	$16,025

First M&F Corporation
Financial Highlights
QTD Ended	QTD Ended	QTD Ended	QTD Ended
September 30	June 30	March 31	December 31
2011	2011	2011	2010
Condensed Income Statements: (in thousands)

Interest income	$17,239	$17,602	$17,569	$17,603
Interest expense	4,014	4,331	4,844	5,235
Net interest income	13,225	13,271	12,725	12,368
Provision for loan losses	2,580	2,280	2,580	2,280
Noninterest revenues	5,219	4,712	5,731	4,956
Noninterest expenses	14,143	14,303	14,811	14,628
Net income before taxes	1,721	1,400	1,065	416
Income tax expense (benefit)	391	294	115	(226)
Noncontrolling interest	-	-	-	1
Net income	$1,330	$1,106	$950	$641
Preferred dividends	(447)	(440)	(432)	(375)
Gain on exchange of preferred stock	-	-	-	-
Net income applicable to common stock	883	666	518	266
Earnings (loss) attributable to participating securities	5	5	3	(1)
Net income allocated to common shareholders	$878	$661	$515	$267

Tax-equivalent net interest income	$13,449	$13,495	$12,955	$12,624

Selected Average Balances: (in thousands)
Assets	$1,592,030	$1,598,871	$1,622,363	$1,574,426
Loans held for investment	1,028,372	1,050,136	1,056,903	1,041,453
Earning assets	1,433,189	1,444,677	1,463,032	1,404,766
Deposits	1,390,835	1,396,331	1,403,733	1,341,738
Equity	110,412	108,911	107,633	109,110
Common equity	93,307	92,096	91,102	90,612

Selected Ratios:
Return on average assets (annualized)	0.33%	0.28%	0.24%	0.16%
Return on average equity (annualized) (a)	4.78%	4.07%	3.58%	2.33%
Return on average common equity (annualized) (a)	3.76%	2.90%	2.31%	1.16%
Average equity to average assets	6.94%	6.81%	6.63%	6.93%
Tangible equity to tangible assets (b)	6.71%	6.50%	6.41%	6.38%
Tangible common equity to tangible assets (b)	5.61%	5.46%	5.37%	5.36%
Net interest margin (annualized, tax-equivalent)	3.72%	3.75%	3.59%	3.57%
Efficiency ratio (c)	75.76%	78.56%	79.26%	83.22%
Net charge-offs to average loans (annualized)	2.03%	0.20%	0.60%	2.41%
Nonaccrual loans to total loans	2.59%	3.13%	3.55%	3.11%
90 day accruing loans to total loans	0.02%	0.07%	0.03%	0.09%
Price to book	0.31	x	0.37	x	0.41	x	0.38	x
Price to earnings	7.90	x	13.50	x	17.00	x	31.17	x

First M&F Corporation
Financial Highlights

Historical Earnings Trends:		Earnings	Earnings
		Applicable to	Allocated to
		Common	Common
	Earnings	Stock	Shareholders	EPS
	(in thousands)	(in thousands)	(in thousands)	(diluted)
3Q 2011	$1,330	$883	$878	$0.10
2Q 2011	1,106	666	661	0.07
1Q 2011	950	518	515	0.06
4Q 2010	641	266	267	0.03
3Q 2010	1,245	13,671	13,565	1.49
2Q 2010	1,272	833	826	0.09
1Q 2010	853	416	413	0.05
4Q 2009	(27,311)	(27,747)	(27,488)	(3.03)
3Q 2009	(136)	(571)	(580)	(0.06)

Revenue Statistics:		Non-interest	Non-interest
	Revenues	Revenues to	Revenues to
	Per FTE	Ttl. Revenues	Avg. Assets
	(thousands)	(percent)	(percent)
3Q 2011	$36.6	27.96%	1.30%
2Q 2011	36.6	25.88%	1.18%
1Q 2011	37.9	30.67%	1.43%
4Q 2010	35.4	28.19%	1.25%
3Q 2010	34.9	27.42%	1.21%
2Q 2010	35.1	29.98%	1.31%
1Q 2010	34.4	32.66%	1.39%
4Q 2009	32.8	26.09%	1.05%
3Q 2009	34.4	29.81%	1.30%

Expense Statistics:	Non-interest
	Expense to	Efficiency
	Avg. Assets	Ratio
	(percent)	(percent) (c)
3Q 2011	3.52%	75.76%
2Q 2011	3.59%	78.56%
1Q 2011	3.70%	79.26%
4Q 2010	3.69%	83.22%
3Q 2010	3.35%	75.75%
2Q 2010	3.35%	76.69%
1Q 2010	3.32%	78.16%
4Q 2009	8.25%	106.73%
3Q 2009	3.41%	78.34%

First M&F Corporation
Average Balance Sheets/Yields and Costs (tax-equivalent)
(In thousands with yields and costs annualized)	QTD September 2011		QTD September 2010
	Average		Average
	Balance	Yield/Cost	Balance	Yield/Cost
Interest bearing bank balances	$74,683	0.23%	$29,023	0.31%
Federal funds sold	25,000	0.25%	28,522	0.24%
Taxable investments (amortized cost)	265,438	2.61%	235,439	3.14%
Tax-exempt investments (amortized cost)	33,294	6.04%	39,743	5.95%
Loans held for sale	6,402	3.27%	5,320	3.43%
Loans held for investment	1,028,372	5.82%	1,046,242	5.91%
Total earning assets	1,433,189	4.83%	1,384,289	5.19%
Non-earning assets	158,841		169,126
Total average assets	$1,592,030		$1,553,415

NOW	$383,104	0.51%	$312,167	1.04%
MMDA	175,471	0.65%	149,972	1.11%
Savings	118,273	1.09%	115,332	1.27%
Certificates of Deposit	490,297	1.72%	528,929	2.15%
Short-term borrowings	6,319	0.48%	17,583	0.33%
Other borrowings	75,641	4.05%	84,991	5.01%
Total interest bearing liabilities	1,249,105	1.27%	1,208,974	1.82%
Non-interest bearing deposits	223,689		225,223
Non-interest bearing liabilities	8,824		10,683
Preferred equity	17,105		28,988
Common equity	93,307		79,547
Total average liabilities and equity	$1,592,030		$1,553,415
Net interest spread		3.56%		3.37%
Effect of non-interest bearing deposits		0.19%		0.29%
Effect of leverage		-0.03%		-0.06%
Net interest margin, tax-equivalent		3.72%		3.60%
Less tax equivalent adjustment:
Investments		0.05%		0.06%
Loans		0.01%		0.02%
Reported book net interest margin		3.66%		3.52%

First M&F Corporation
Average Balance Sheets/Yields and Costs (tax-equivalent)
(In thousands with yields and costs annualized)	YTD September 2011		YTD September 2010
	Average		Average
	Balance	Yield/Cost	Balance	Yield/Cost
Interest bearing bank balances	$79,876	0.24%	$59,409	0.24%
Federal funds sold	25,000	0.25%	39,228	0.23%
Taxable investments (amortized cost)	259,198	2.81%	238,443	3.33%
Tax-exempt investments (amortized cost)	33,211	6.00%	42,635	5.98%
Loans held for sale	4,539	3.55%	7,707	2.95%
Loans held for investment	1,045,033	5.86%	1,046,819	5.97%
Total earning assets	1,446,857	4.91%	1,434,241	5.12%
Non-earning assets	157,453		162,266
Total average assets	$1,604,310		$1,596,507

NOW	$395,544	0.68%	$321,618	1.06%
MMDA	168,287	0.75%	146,859	1.11%
Savings	117,299	1.14%	113,870	1.29%
Certificates of Deposit	499,313	1.78%	555,037	2.35%
Short-term borrowings	12,893	0.31%	14,029	0.46%
Other borrowings	77,764	4.39%	109,245	4.86%
Total interest bearing liabilities	1,271,100	1.39%	1,260,658	1.98%
Non-interest bearing deposits	216,475		220,272
Non-interest bearing liabilities	7,740		9,066
Preferred equity	16,819		28,929
Common equity	92,176		77,582
Total average liabilities and equity	$1,604,310		$1,596,507
Net interest spread		3.52%		3.14%
Effect of non-interest bearing deposits		0.20%		0.29%
Effect of leverage		-0.03%		-0.05%
Net interest margin, tax-equivalent		3.69%		3.38%
Less tax equivalent adjustment:
Investments		0.05%		0.07%
Loans		0.02%		0.01%
Reported book net interest margin		3.62%		3.30%

First M&F Corporation
Notes to Financial Schedules

(a)	Return on equity is calculated as: (Net income attributable to First M&F Corp) divided by (Total equity)

Return on common equity is calculated as: (Net income attributable to First M&F Corp minus preferred dividends) divided by (Total First M&F Corp equity minus preferred stock)

(b)	Tangible equity to tangible assets is calculated as: (Total equity minus goodwill and other intangible assets) divided by (Total assets minus goodwill and other intangible assets)

Tangible common equity to tangible assets is calculated as: (Total First M&F Corp equity minus preferred stock minus goodwill and other intangible assets) divided by (Total assets minus goodwill and other intangible assets)

(c)	Efficiency ratio is calculated as: (Noninterest expense) divided by (Tax-equivalent net interest income plus noninterest revenues)

Note 1: On September 29, 2010 the Company issued 30,000 shares of Class B, Series CD, par value $1,000 preferred stock to the U.S. Treasury to acquire its 30,000 shares outstanding of Class B, Series A, par value $1,000 preferred stock. The Series CD preferred stock issued has a dividend rate of 2.00%. The estimated fair value of the Series CD preferred stock as of September 29, 2010 was $16,159,000. The Series A preferred stock carried a dividend rate of 5.00% and had a book value of $29,026,000 as of September 29, 2010. The acquisition of the Series A shares in exchange for the Series CD shares resulted in a gain of $12,867,000 which was recorded as a credit to retained earnings.